Fees Summary	Oct. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 70,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	9,667.00
Total Offset Amount	0.00
Net Fee	$ 9,667.00